Exhibit 32.2

Certification of Principal Financial and Accounting Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rose Perri., the Chief Financial Officer of Eastgate Biotech Corp., a Nevada corporation (the "Company"), hereby certify, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q for the period ended March 31, 2017 (the "Report") of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

1.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2018

By: /s/ Rose Perri Name: Rose Perri Title: Chief Financial Officer (Principal Financial and Accounting Officer)